SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 10, 2004

Date of Report (Date of Earliest Event Reported)

NOVASTAR FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-13533	74-2830661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300

Kansas City, Missouri 64114

(Address of Principal Executive Offices)

(816) 237-7000

(Registrant’s Telephone Number,

Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

The tax opinion filed as Exhibit 8.1 to this Current Report on Form 8-K replaces the tax opinion filed as Exhibit 8.1 to the Registration Statement on Form S-3 (Registration Number: 333-110574) filed with the Securities and Exchange Commission on November 18, 2003, and is incorporated herein by this reference.

Item 9.01(c). Financial Statements and Exhibits

8.1	Opinion of Falk & Shaff, LLP, dated November 9, 2004, as to certain tax matters.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 10, 2004

NOVASTAR FINANCIAL, INC.

By:	/s/ Rodney E. Schwatken
Rodney E. Schwatken
Vice President

EXHIBIT INDEX

Exhibit Number
8.1	Opinion of Falk & Shaff, LLP, dated November 9, 2004, as to certain tax matters.